Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2017

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to our post-acquisition integration of The Chubb Corporation.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1 - 2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Global P&C Results
	- Global P&C Underwriting Results - Consecutive Quarters	11

IV.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15 - 16
	- Global Reinsurance	17
	- Life Insurance	18
	- Corporate	19

V.	Balance Sheet Details
	- Loss Reserve Rollforward	20
	- Reinsurance Recoverable Analysis	21
	- Investment Portfolio	22 - 25
	- Net Realized and Unrealized Gains (Losses)	26 - 27
	- Debt and Capital	28
	- Computation of Basic and Diluted Earnings Per Share	29
	- Book Value and Book Value per Common Share	30

VI.	Other Disclosures
	- Non-GAAP Financial Measures	31 - 36
	- Glossary	37

Note: The results herein are presented on an as-reported basis unless otherwise indicated.

For comparison purposes, key 2016 “As If” results, which include the results of operations of The Chubb Corporation (Chubb Corp) for the first 14 days of January 2016 prior to the acquisition closing date and exclude purchase accounting adjustments in underwriting income, are also included within the as-reported pages. These results are calculated on the same basis as presented in prior reports, are unaudited and are provided for informational purposes only. For more detailed 2016 results presented on an “As If” basis, refer to the Chubb Limited Financial Supplement for the quarter and year ended December 31, 2016.

Chubb Limited

Consolidated Financial Highlights - Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

					Constant $
			% Change		% Change
	Three months ended June 30		2Q-17 vs.	Constant $	2Q-17 vs.
	2017	2016	2Q-16	2016	2Q-16
Gross premiums written	$9,305	$9,274	0.3%	$9,228	0.8%
Net premiums written	$7,581	$7,639	-0.8%	$7,598	-0.2%
P&C net premiums written	$7,058	$7,112	-0.8%	$7,069	-0.2%
Global P&C net premiums written	$6,655	$6,737	-1.2%	$6,694	-0.6%
Net premiums earned	$7,237	$7,405	-2.3%	$7,368	-1.8%
Net investment income	$770	$708	8.8%	$703	9.6%
Adjusted net investment income	$855	$816	4.8%	$811	5.5%
Operating income	$1,180	$1,058	11.4%	$1,054	11.8%
Net income	$1,305	$726	79.6%
Operating cash flow	$627	$1,133
P&C combined ratio
Loss and loss expense ratio	59.0%	59.6%
Underwriting and administrative expense ratio	29.0%	31.6%

Combined ratio	88.0%	91.2%
P&C combined ratio - As If
Loss and loss expense ratio - As If		59.6%
Underwriting and administrative expense ratio - As If		30.6%

Combined ratio - As If		90.2%
Operating return on equity (ROE)	9.8%	9.5%
ROE	10.5%	6.2%
Operating effective tax rate	16.0%	16.7%
Effective tax rate	13.3%	17.6%
Diluted earnings per share
Operating income	$2.50	$2.25	11.1%
Net income	$2.77	$1.54	79.9%
Weighted average basic common shares outstanding	468.0	467.7
Weighted average diluted common shares outstanding	471.9	471.2

Financial Highlights – QTR	Page 1

Chubb Limited

Consolidated Financial Highlights - Year to Date

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

						As If
					Constant $				Constant $
			% Change		% Change		% Change		% Change
	Six months ended June 30		YTD-17 vs	Constant $	YTD-17 vs	YTD	YTD-17 vs	Constant $	YTD-17 vs
	2017	2016	YTD-16	2016	YTD-16	2016	YTD-16	2016	YTD-16
Gross premiums written	$17,706	$16,663	6.3%	$16,596	6.7%	$17,595	0.6%	$17,529	1.0%
Net premiums written	$14,291	$13,634	4.8%	$13,570	5.3%	$14,489	-1.4%	$14,425	-0.9%
P&C net premiums written	$13,244	$12,591	5.2%	$12,522	5.8%	$13,445	-1.5%	$13,375	-1.0%
Global P&C net premiums written	$12,780	$12,152	5.2%	$12,083	5.8%	$13,006	-1.7%	$12,936	-1.2%
Net premiums earned	$14,009	$14,002	0.1%	$13,964	0.3%
Net investment income	$1,515	$1,382	9.6%	$1,374	10.3%
Adjusted net investment income	$1,691	$1,583	6.8%	$1,575	7.4%
Operating income	$2,355	$2,077	13.3%	$2,070	13.7%
Net income	$2,398	$1,165	105.8%
Operating cash flow	$1,640	$2,153
P&C combined ratio
Loss and loss expense ratio	58.2%	58.5%				58.5%
Underwriting and administrative expense ratio	29.6%	32.1%				31.1%

Combined ratio	87.8%	90.6%				89.6%
Operating return on equity (ROE)	9.8%	9.8%
ROE	9.7%	5.3%
Operating effective tax rate	15.0%	16.6%
Effective tax rate	12.0%	19.3%
Diluted earnings per share
Operating income	$4.99	$4.51	10.6%
Net income	$5.08	$2.53	100.8%
Full six months diluted earnings per share (1)
Operating income		$4.54
Net income		$2.60
				December 31 2016	% Change 2Q-17 vs 4Q-16
Book value per common share	$108.19			$103.60	4.4%
Tangible book value per common share	$65.23			$60.64	7.6%
Weighted average basic common shares outstanding	468.2	457.1
Weighted average diluted common shares outstanding	472.1	460.5
Total hybrid & financial debt/capitalization	20.4%	22.1%		21.8%

(1)	Full six months diluted earnings per share includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.

Financial Highlights - YTD	Page 2

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

							YTD	YTD	Full Year
	Consolidated Statements of Operations	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
	Gross premiums written	$9,305	$8,401	$8,837	$9,483	$9,274	$17,706	$16,663	$34,983
	Net premiums written	7,581	6,710	6,938	7,573	7,639	14,291	13,634	28,145
	Net premiums earned	7,237	6,772	7,059	7,688	7,405	14,009	14,002	28,749
(1)	Adjusted losses and loss expenses	4,148	3,789	3,884	4,266	4,256	7,937	7,930	16,080
	Realized (gains) losses on crop derivatives	2	—	6	(3)	2	2	2	5
	Pension curtailment benefit	—	—	(23)	—	—	—	—	(23)

	Losses and loss expenses	4,146	3,789	3,855	4,269	4,254	7,935	7,928	16,052
	Policy benefits	163	168	161	155	146	331	272	588
	Policy acquisition costs	1,449	1,397	1,417	1,514	1,560	2,846	2,973	5,904
(2)	Adjusted administrative expenses	706	676	798	772	829	1,382	1,601	3,171
	Pension curtailment benefit	—	—	(90)	—	—	—	—	(90)

	Administrative expenses	706	676	708	772	829	1,382	1,601	3,081
(3)	Adjusted net investment income	855	836	845	830	816	1,691	1,583	3,258
	Amortization expense of fair value adjustment on acquired invested assets	(85)	(91)	(101)	(91)	(108)	(176)	(201)	(393)

	Net investment income	770	745	744	739	708	1,515	1,382	2,865
(4)	Adjusted realized gains (losses)	103	(7)	371	97	(214)	96	(608)	(140)
	Realized gains (losses) on crop derivatives	(2)	—	(6)	3	(2)	(2)	(2)	(5)

	Net realized gains (losses)	101	(7)	365	100	(216)	94	(610)	(145)
(5)	Adjusted interest expense	160	166	167	164	166	326	315	646
	Interest expense related to pre-acquisition debt	—	—	—	—	—	—	7	7
	Amortization benefit of fair value adjustment on acquired long term debt	(13)	(12)	(13)	(12)	(13)	(25)	(23)	(48)

	Interest expense	147	154	154	152	153	301	299	605
	Gains (losses) from fair value changes in separate account assets	16	30	(11)	22	3	46	—	11
	Net realized gains (losses) related to unconsolidated entities	143	52	162	72	18	195	(7)	227
	Other income (expense) - operating	(14)	(12)	(21)	(3)	8	(26)	8	(16)

	Other income (expense)	145	70	130	91	29	215	1	222
	Amortization expense of purchased intangibles	65	64	3	4	5	129	12	19
	Chubb integration expenses	72	111	131	115	98	183	246	492
	Income tax expense	200	128	259	277	155	328	279	815

	Net income	$1,305	$1,093	$1,610	$1,360	$726	$2,398	$1,165	$4,135

(1)	Adjusted losses and loss expenses used throughout this report exclude a portion of the one-time pension curtailment benefit, recorded in Corporate, and include realized gains and losses on crop derivatives.
(2)	Adjusted administrative expenses used throughout this report exclude a portion of the one-time pension curtailment benefit.
(3)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
Chubb Limited P&C Underwriting Results	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,748	$7,851	$8,260	$8,921	$8,717	$16,599	$15,560	$32,741
Net premiums written	7,058	6,186	6,389	7,041	7,112	13,244	12,591	26,021
Net premiums earned	6,722	6,266	6,525	7,176	6,893	12,988	12,993	26,694
Adjusted losses and loss expenses	3,966	3,596	3,719	4,092	4,109	7,562	7,606	15,417
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,319	1,283	1,150	1,067	898	2,602	1,619	3,836
Amortization of acquired UPR intangible - Chubb Corp	—	—	144	320	525	—	1,095	1,559
Adjusted administrative expenses	629	604	717	695	752	1,233	1,452	2,864

P&C Underwriting income	$808	$783	$795	$1,002	$609	$1,591	$1,221	$3,018

P&C Underwriting income - As If			$812	$1,041	$675		$1,395	$3,248
% Change versus prior year period
Net premiums written	-0.8%	12.9%	76.1%	67.0%	66.0%	5.2%	65.5%	65.6%
Net premiums earned	-2.5%	2.7%	76.3%	69.3%	77.9%	0.0%	83.1%	74.8%
Net premiums written constant $	-0.2%	13.4%	77.1%	68.8%	68.8%	5.8%	65.5%	69.1%
Net premiums earned constant $	-2.0%	2.8%	77.1%	71.0%	81.1%	0.3%	83.1%	78.2%
% Change versus prior year period - As If *
Net premiums written	-0.8%	-2.3%	-4.2%	-4.5%	-6.2%	-1.5%	-5.9%	-5.1%
Net premiums written constant $	-0.2%	-1.9%	-3.5%	-3.4%	-4.7%	-1.0%	-3.2%	-3.3%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	2.6%	2.2%	-0.4%	1.1%	-3.5%	2.5%	-2.3%	-1.0%
P&C combined ratio
Loss and loss expense ratio	59.0%	57.4%	57.0%	57.0%	59.6%	58.2%	58.5%	57.8%
Policy acquisition cost ratio	19.6%	20.5%	19.8%	19.3%	20.6%	20.0%	20.9%	20.2%
Administrative expense ratio	9.4%	9.6%	11.0%	9.7%	11.0%	9.6%	11.2%	10.7%

Combined ratio	88.0%	87.5%	87.8%	86.0%	91.2%	87.8%	90.6%	88.7%

Combined ratio excluding catastrophe losses and PPD	87.5%	88.0%	87.4%	88.9%	89.9%	87.8%	89.9%	89.0%
P&C Combined ratio - As If
Loss and loss expense ratio - As If			57.0%	57.0%	59.6%		58.5%	57.7%
Policy acquisition cost ratio - As If			19.6%	18.8%	19.6%		19.8%	19.5%
Administrative expense ratio - As If			11.0%	9.7%	11.0%		11.3%	10.8%

Combined ratio - As If			87.6%	85.5%	90.2%		89.6%	88.0%

Combined ratio excluding catastrophe losses and PPD - As If			87.1%	88.4%	88.9%		88.9%	88.3%
Other ratios
Net premiums written/gross premiums written	81%	79%	77%	79%	82%	80%	81%	79%
P&C expense ratio	29.0%	30.1%	30.8%	29.0%	31.6%	29.6%	32.1%	30.9%
P&C expense ratio excluding A&H	27.1%	28.0%	28.8%	27.0%	29.8%	27.5%	30.3%	29.0%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$1	$—	$6	$—	$6	$7
Catastrophe losses - pre-tax	$200	$206	$269	$144	$396	$406	$654	$1,067
Favorable prior period development (PPD) - pre-tax	$(170)	$(231)	$(238)	$(349)	$(301)	$(401)	$(548)	$(1,135)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.6%	58.1%	56.4%	60.0%	58.4%	58.4%	57.9%	58.1%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $198 million in Q2 2017 and $385 million for YTD 2017, and by accounting policy alignment of $73 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Note: See Glossary on page 37 for further information on the calculation of the components of combined ratios.

P&C Results	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	June 30	March 31	December 31
	2017	2017	2016
Assets
Fixed maturities available for sale, at fair value	$81,645	$80,806	$80,115
Fixed maturities held to maturity, at amortized cost	10,371	10,519	10,644
Equity securities, at fair value	856	835	814
Short-term investments, at fair value	2,651	2,780	3,002
Other investments	4,685	4,551	4,519

Total investments	100,208	99,491	99,094
Cash	1,297	1,063	985
Securities lending collateral	1,545	1,071	1,092
Insurance and reinsurance balances receivable	9,662	8,880	8,970
Reinsurance recoverable on losses and loss expenses	13,358	13,769	13,577
Deferred policy acquisition costs	4,546	4,406	4,314
Value of business acquired	337	345	355
Prepaid reinsurance premiums	2,592	2,549	2,448
Goodwill and other intangible assets	22,013	22,061	22,095
Investments in partially-owned insurance companies	662	666	666
Other assets	6,768	6,666	6,190

Total assets	$162,988	$160,967	$159,786

Liabilities
Unpaid losses and loss expenses	$60,394	$60,579	$60,540
Unearned premiums	15,289	14,857	14,779
Future policy benefits	5,190	5,086	5,036
Insurance and reinsurance balances payable	5,841	5,797	5,637
Securities lending payable	1,546	1,072	1,093
Accounts payable, accrued expenses, and other liabilities	10,360	10,477	10,020
Deferred tax liabilities	1,122	967	988
Short-term debt	922	300	500
Long-term debt	11,667	12,300	12,610
Trust preferred securities	308	308	308

Total liabilities	112,639	111,743	111,511
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	49,979	49,224	48,589
Accumulated other comprehensive income (AOCI)	370	—	(314)

Total shareholders’ equity	50,349	49,224	48,275

Total liabilities and shareholders’ equity	$162,988	$160,967	$159,786

Book value per common share	$108.19	$105.35	$103.60
% change over prior quarter	2.7%	1.7%	-0.3%
Tangible book value per common share	$65.23	$62.52	$60.64
% change over prior quarter	4.3%	3.1%	0.6%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

									C$ % Change
									As If ex
									Merger Actions
				C$ % Change ex					& Acct
			% Change	Merger Actions (1)			% Change	As If	Policy (1)
			2Q-17 vs.	2Q-17 vs.	YTD	YTD	YTD-17 vs	YTD	YTD-17 vs
	2Q-17	2Q-16	2Q-16	2Q-16	2017	2016	YTD-16	2016	YTD-16
Net premiums written
Commercial multiple peril (2)	$227	$236	-3.8%	-2.5%	$428	$368	16.3%	$448	-3.3%
Commercial casualty	961	893	7.6%	11.4%	1,688	1,536	9.9%	1,654	5.5%
Workers’ compensation	478	548	-12.8%	-7.5%	1,066	996	7.0%	1,135	-2.4%
Professional liability	913	927	-1.5%	0.8%	1,694	1,605	5.5%	1,741	0.1%
Surety	153	149	2.7%	3.4%	303	283	7.1%	292	5.2%
Property and other short-tail lines	1,054	1,097	-3.9%	-2.2%	2,086	2,030	2.8%	2,167	0.7%
International other casualty	248	247	0.4%	3.7%	564	532	6.0%	588	3.5%

Total Commercial P&C (1)	4,034	4,097	-1.5%	1.3%	7,829	7,350	6.5%	8,025	1.3%
Agriculture	403	375	7.7%	7.7%	464	439	5.9%	439	5.9%
Personal automobile - North America	209	190	10.0%	10.0%	374	332	12.7%	346	8.1%
Personal automobile - International	188	165	13.9%	16.0%	374	345	8.4%	345	11.0%
Personal homeowners	925	929	-0.4%	7.8%	1,622	1,569	3.4%	1,635	6.8%
Personal other	363	363	0.0%	6.9%	725	681	6.5%	721	9.6%

Total Personal lines (1)	1,685	1,647	2.3%	8.7%	3,095	2,927	5.7%	3,047	8.1%
Total Property and Casualty lines	6,122	6,119	0.0%	3.6%	11,388	10,716	6.3%	11,511	3.2%
Global A&H lines (1) (3)	1,025	1,029	-0.4%	1.7%	2,019	1,965	2.7%	2,004	1.7%
Reinsurance lines (1)	190	230	-17.7%	-16.5%	389	431	-9.9%	451	-10.5%
Life (1)	244	261	-6.5%	-4.9%	495	522	-5.2%	523	-1.7%

Total consolidated	$7,581	$7,639	-0.8%	2.5%	$14,291	$13,634	4.8%	$14,489	2.4%

(1)	Q2 2017 and YTD 2017 include the adverse impact of merger-related underwriting actions, respectively, as follows: Commercial P&C $87 million and $181 million; Personal lines $97 million and $175 million; Global A&H lines $14 million and $19 million; Reinsurance lines $nil and $10 million; and Life $8 million and $24 million.

YTD 2017 include the adverse impact of accounting policy alignment as follows: Commercial P&C $66 million, Personal lines $6 million and Global A&H lines $1 million.

(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended June 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q2 2017	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$3,204	$1,255	$403	$2,006	$190	$—	$7,058	$523	$7,581
Net premiums earned	3,099	1,093	344	2,018	168	—	6,722	515	7,237
Adjusted losses and loss expenses	1,936	683	292	964	46	45	3,966	182	4,148
Policy benefits	—	—	—	—	—	—	—	163	163
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(16)	(16)
Policy acquisition costs	464	230	27	555	43	—	1,319	130	1,449
Administrative expenses	241	66	2	243	12	65	629	77	706

Underwriting income (loss)	458	114	23	256	67	(110)	808	(21)	787
Adjusted net investment income	490	56	6	148	65	13	778	77	855
Other income (expense) - operating (1)	4	(1)	(1)	3	(1)	(14)	(10)	(4)	(14)
Amortization expense of purchased intangibles	—	(5)	(7)	(11)	—	(42)	(65)	—	(65)

Segment income (loss)	$952	$164	$21	$396	$131	$(153)	$1,511	$52	$1,563

Adjusted interest expense						(160)			(160)
Income tax expense						(223)			(223)

Operating income (loss)						(536)			1,180
Chubb integration expenses, net of $22 million tax benefit						(50)			(50)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $20 million tax benefit (2)						(52)			(52)
Adjusted net realized gains (losses), net of $19 million tax (3)						227			227

Net Income						$(411)			$1,305

Combined ratio	85.2%	89.6%	93.3%	87.3%	60.2%		88.0%
Combined ratio excluding catastrophe losses and PPD	86.1%	79.3%	91.1%	91.2%	77.0%		87.5%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2017	Page 7

Chubb Limited

Consolidated Results - Six months ended June 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2017	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,946	$2,239	$464	$4,206	$389	$—	$13,244	$1,047	$14,291
Net premiums earned	6,140	2,179	358	3,954	357	—	12,988	1,021	14,009
Adjusted losses and loss expenses	3,796	1,316	219	2,035	140	56	7,562	375	7,937
Policy benefits	—	—	—	—	—	—	—	331	331
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(46)	(46)
Policy acquisition costs	951	447	26	1,084	94	—	2,602	244	2,846
Administrative expenses	472	131	(3)	488	22	123	1,233	149	1,382

Underwriting income (loss)	921	285	116	347	101	(179)	1,591	(32)	1,559
Adjusted net investment income	968	111	12	296	127	25	1,539	152	1,691
Other income (expense) - operating (1)	—	(2)	(1)	4	(1)	(21)	(21)	(5)	(26)
Amortization expense of purchased intangibles	—	(8)	(14)	(22)	—	(84)	(128)	(1)	(129)

Segment income (loss)	$1,889	$386	$113	$625	$227	$(259)	$2,981	$114	$3,095

Adjusted interest expense						(326)			(326)
Income tax expense						(414)			(414)

Operating income (loss)						(999)			2,355
Chubb integration expenses, net of $59 million tax benefit						(124)			(124)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $44 million tax benefit (2)						(107)			(107)
Adjusted net realized gains (losses), net of $17 million tax (3)						274			274

Net Income						$(956)			$2,398

Combined ratio	85.0%	86.9%	67.7%	91.2%	71.8%		87.8%
Combined ratio excluding catastrophe losses and PPD	87.0%	78.8%	88.2%	91.6%	77.0%		87.8%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2017	Page 8

Chubb Limited

Consolidated Results - Three months ended June 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q2 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$3,245	$1,231	$375	$2,031	$230	$—	$7,112	$527	$7,639
Net premiums earned	3,148	1,140	327	2,093	185	—	6,893	512	7,405
Adjusted losses and loss expenses	1,971	661	286	1,089	87	15	4,109	147	4,256
Policy benefits	—	—	—	—	—	—	—	146	146
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(3)	(3)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	255	104	25	467	47	—	898	137	1,035
Amortization of acquired UPR intangible - Chubb Corp	290	165	—	70	—	—	525	—	525
Administrative expenses	299	98	2	277	14	62	752	77	829

Underwriting income (loss)	333	112	14	190	37	(77)	609	8	617
Adjusted net investment income	468	55	5	147	65	7	747	69	816
Other income (expense) - operating (1)	9	(3)	—	5	2	(2)	11	(3)	8
Amortization (expense) benefit of purchased intangibles	—	(4)	(8)	(13)	—	20	(5)	—	(5)

Segment income (loss)	$810	$160	$11	$329	$104	$(52)	$1,362	$74	$1,436

Adjusted interest expense						(166)			(166)
Income tax expense						(212)			(212)

Operating income (loss)						(430)			1,058
Chubb integration and related expenses, net of $27 million tax benefit						(71)			(71)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $29 million tax benefit (2)						(66)			(66)
Adjusted net realized gains (losses), net of $1 million tax benefit (3)						(195)			(195)

Net Income						$(762)			$726

Combined ratio	89.5%	90.1%	95.9%	90.9%	79.8%		91.2%
Combined ratio excluding catastrophe losses and PPD	89.7%	83.0%	91.6%	91.5%	78.9%		89.9%
Underwriting income (loss) - As If	$379	$141	$14	$181	$37	$(77)	$675	$8	$683
Combined ratio - As If	88.0%	87.6%	95.9%	91.3%	79.8%		90.2%
Combined ratio excluding catastrophe losses and PPD - As If	88.3%	80.5%	91.6%	92.0%	78.9%		88.9%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2016	Page 9

Chubb Limited

Consolidated Results - Six months ended June 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,547	$2,102	$439	$4,072	$431	$—	$12,591	$1,043	$13,634
Net premiums earned	6,044	2,164	350	4,048	387	—	12,993	1,009	14,002
Adjusted losses and loss expenses	3,718	1,322	256	2,110	176	24	7,606	324	7,930
Policy benefits	—	—	—	—	—	—	—	272	272
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	—	—
Policy acquisition costs (excluding amortization of acquired UPR intangible)	422	172	29	896	100	—	1,619	259	1,878
Amortization of acquired UPR intangible - Chubb Corp	605	346	—	144	—	—	1,095	—	1,095
Administrative expenses	565	186	(2)	540	28	135	1,452	149	1,601

Underwriting income (loss)	734	138	67	358	83	(159)	1,221	5	1,226
Adjusted net investment income	894	102	10	293	132	16	1,447	136	1,583
Other income (expense) - operating (1)	9	(4)	—	10	3	(4)	14	(6)	8
Amortization (expense) benefit of purchased intangibles	—	(12)	(15)	(24)	—	40	(11)	(1)	(12)

Segment income (loss)	$1,637	$224	$62	$637	$218	$(107)	$2,671	$134	$2,805

Adjusted interest expense						(315)			(315)
Income tax expense						(413)			(413)

Operating income (loss)						(835)			2,077
Chubb integration and related expenses, net of $76 million tax benefit						(177)			(177)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $53 million tax benefit (2)						(125)			(125)
Adjusted net realized gains (losses), net of $5 million tax benefit (3)						(610)			(610)

Net Income						$(1,747)			$1,165

Combined ratio	87.9%	93.6%	81.0%	91.1%	78.5%		90.6%
Combined ratio excluding catastrophe losses and PPD	89.6%	82.8%	89.7%	91.8%	78.7%		89.9%
Underwriting income (loss) - As If	$839	$228	$67	$340	$83	$(162)	$1,395	$5	$1,400
Combined ratio - As If	86.6%	89.9%	81.0%	91.7%	78.5%		89.6%
Combined ratio excluding catastrophe losses and PPD - As If	88.3%	79.6%	89.7%	92.3%	78.7%		88.9%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2016	Page 10

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 17), and Corporate (refer to page 19). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

						YTD	YTD	Full Year
Global P&C (Including Corporate and excluding Agriculture)	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Global P&C Underwriting Income
Gross premiums written	$8,179	$7,684	$7,994	$7,681	$8,172	$15,863	$14,879	$30,554
Net premiums written	6,655	6,125	6,349	6,192	6,737	12,780	12,152	24,693
Net premiums earned	6,378	6,252	6,378	6,357	6,566	12,630	12,643	25,378
Adjusted losses and loss expenses	3,674	3,669	3,757	3,412	3,823	7,343	7,350	14,519
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,292	1,284	1,144	1,019	873	2,576	1,590	3,753
Amortization of acquired UPR intangible - Chubb Corp	—	—	144	320	525	—	1,095	1,559
Adjusted administrative expenses	627	609	722	694	750	1,236	1,454	2,870

Global P&C Underwriting income	$785	$690	$611	$912	$595	$1,475	$1,154	$2,677

Global P&C Underwriting income - As If			$628	$951	$661		$1,328	$2,907
% Change versus prior year period
Net premiums written	-1.2%	13.1%	82.0%	78.0%	72.5%	5.2%	64.2%	71.8%
Net premiums earned	-2.9%	2.9%	84.3%	81.6%	84.8%	-0.1%	82.2%	82.6%
Net premiums written constant $	-0.6%	13.7%	83.1%	80.3%	75.7%	5.8%	70.1%	75.8%
Net premiums earned constant $	-2.3%	3.0%	85.3%	83.8%	88.4%	0.2%	88.4%	86.4%
% Change versus prior year period - As If *
Net premiums written	-1.2%	-2.3%	-2.8%	-6.7%	-6.5%	-1.7%	-5.9%	-5.3%
Net premiums written constant $	-0.6%	-1.9%	-2.0%	-5.5%	-4.9%	-1.2%	-3.1%	-3.4%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	2.4%	2.3%	1.2%	-0.5%	-3.6%	2.3%	-2.2%	-1.0%
Combined ratio
Loss and loss expense ratio	57.6%	58.7%	58.9%	53.7%	58.2%	58.1%	58.1%	57.2%
Policy acquisition cost ratio	20.3%	20.5%	20.2%	21.1%	21.3%	20.4%	21.2%	20.9%
Administrative expense ratio	9.8%	9.8%	11.3%	10.9%	11.4%	9.8%	11.6%	11.4%

Combined ratio	87.7%	89.0%	90.4%	85.7%	90.9%	88.3%	90.9%	89.5%

Combined ratio excluding catastrophe losses and PPD	87.4%	88.2%	89.7%	88.8%	89.8%	87.8%	89.9%	89.5%
Combined ratio - As If
Loss and loss expense ratio - As If			58.9%	53.7%	58.2%		58.1%	57.2%
Policy acquisition cost ratio - As If			20.0%	20.4%	20.3%		20.1%	20.1%
Administrative expense ratio - As If			11.3%	10.9%	11.4%		11.6%	11.4%

Combined ratio - As If			90.2%	85.0%	89.9%		89.8%	88.7%

Combined ratio excluding catastrophe losses and PPD - As If			89.4%	88.2%	88.8%		88.8%	88.8%
Other ratios
Net premiums written/gross premiums written	81%	80%	79%	81%	82%	81%	82%	81%
Expense ratio	30.1%	30.3%	31.5%	32.0%	32.7%	30.2%	32.8%	32.3%
Expense ratio excluding A&H	28.2%	28.1%	29.5%	30.0%	31.0%	28.2%	31.0%	30.4%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$1	$—	$6	$—	$6	$7
Catastrophe losses - pre-tax	$192	$201	$267	$143	$382	$393	$638	$1,048
Favorable prior period development (PPD) - pre-tax	$(170)	$(152)	$(218)	$(338)	$(301)	$(322)	$(507)	$(1,063)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.3%	57.9%	58.2%	56.9%	57.1%	57.6%	57.2%	57.4%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $198 million in Q2 2017 and $385 million for YTD 2017, and by accounting policy alignment of $73 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Global P&C	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Gross premiums written	$4,078	$3,665	$4,109	$3,832	$4,041	$7,743	$7,045	$14,986
Net premiums written	3,204	2,742	3,083	3,110	3,245	5,946	5,547	11,740
Net premiums earned	3,099	3,041	3,087	3,086	3,148	6,140	6,044	12,217
Losses and loss expenses	1,936	1,860	1,858	1,863	1,971	3,796	3,718	7,439
Policy acquisition costs (excluding amortization of acquired UPR intangible)	464	487	396	346	255	951	422	1,164
Amortization of acquired UPR intangible - Chubb Corp	—	—	78	176	290	—	605	859
Administrative expenses	241	231	285	275	299	472	565	1,125

Underwriting income	458	463	470	426	333	921	734	1,630
Net investment income	490	478	489	477	468	968	894	1,860
Other income (expense) - operating	4	(4)	(4)	(3)	9	—	9	2

Segment income	$952	$937	$955	$900	$810	$1,889	$1,637	$3,492

Underwriting income - As If			$482	$452	$379		$839	$1,773
Combined ratio
Loss and loss expense ratio	62.5%	61.2%	60.2%	60.4%	62.6%	61.8%	61.5%	60.9%
Policy acquisition cost ratio	15.0%	16.0%	15.3%	16.9%	17.3%	15.5%	17.0%	16.6%
Administrative expense ratio	7.7%	7.6%	9.3%	8.9%	9.6%	7.7%	9.4%	9.2%

Combined ratio	85.2%	84.8%	84.8%	86.2%	89.5%	85.0%	87.9%	86.7%

Combined ratio excluding catastrophe losses and PPD	86.1%	87.9%	88.9%	89.4%	89.7%	87.0%	89.6%	89.4%
Combined ratio - As If
Loss and loss expense ratio - As If			60.2%	60.4%	62.6%		61.5%	60.9%
Policy acquisition cost ratio - As If			14.9%	16.0%	15.8%		15.5%	15.5%
Administrative expense ratio - As If			9.3%	8.9%	9.6%		9.6%	9.3%

Combined ratio - As If			84.4%	85.3%	88.0%		86.6%	85.7%

Combined ratio excluding catastrophe losses and PPD - As If			88.5%	88.6%	88.3%		88.3%	88.4%
Catastrophe losses - pre-tax	$102	$83	$117	$90	$160	$185	$241	$448
Favorable prior period development (PPD) - pre-tax	$(131)	$(179)	$(245)	$(187)	$(168)	$(310)	$(346)	$(778)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.4%	64.4%	64.4%	63.8%	62.9%	63.9%	63.3%	63.7%
% Change versus prior year period
Net premiums written	-1.3%	19.1%	97.9%	117.1%	127.4%	7.2%	103.6%	105.4%
Net premiums earned	-1.6%	5.0%	116.6%	119.1%	121.8%	1.6%	115.9%	116.9%
% Change versus prior year period - As If *
Net premiums written	-1.3%	-2.8%	-5.1%	-2.4%	-0.2%	-2.0%	-1.9%	-2.8%
Net premiums written excluding merger-related underwriting actions (1)	1.3%	0.2%	-2.5%	0.0%	1.6%	0.8%	-0.5%	-0.9%
Other ratios
Net premiums written/gross premiums written	79%	75%	75%	81%	80%	77%	79%	78%
Production by Size
Net Premiums Written
Major account & specialty (2)	$1,959	$1,568	$1,880	$1,841	$1,956	$3,527	$3,428	$7,149
Commercial (2)	1,245	1,174	1,203	1,269	1,289	2,419	2,119	4,591

Total	$3,204	$2,742	$3,083	$3,110	$3,245	$5,946	$5,547	$11,740

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $84 million in Q2 2017 and $168 million for YTD 2017.
(2)	Major account & specialty principally large corporate accounts and wholesale business. Commercial principally middle market and small commercial accounts.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

NA Commercial	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	YTD 2017	YTD 2016	Full Year 2016
Gross premiums written	$1,409	$1,145	$1,228	$1,323	$1,369	$2,554	$2,343	$4,894
Net premiums written	1,255	984	1,040	1,011	1,231	2,239	2,102	4,153
Net premiums earned	1,093	1,086	1,074	1,081	1,140	2,179	2,164	4,319
Losses and loss expenses	683	633	642	594	661	1,316	1,322	2,558
Policy acquisition costs (excluding amortization of acquired UPR intangible)	230	217	174	128	104	447	172	474
Amortization of acquired UPR intangible - Chubb Corp	—	—	45	101	165	—	346	492
Administrative expenses	66	65	88	89	98	131	186	363

Underwriting income	114	171	125	169	112	285	138	432
Net investment income	56	55	52	53	55	111	102	207
Other expense - operating	(1)	(1)	—	(2)	(3)	(2)	(4)	(6)
Amortization expense of purchased intangibles	(5)	(3)	(3)	(4)	(4)	(8)	(12)	(19)

Segment income	$164	$222	$174	$216	$160	$386	$224	$614

Underwriting income - As If			$133	$187	$141		$228	$548
Combined ratio
Loss and loss expense ratio	62.4%	58.3%	59.7%	54.9%	58.0%	60.4%	61.1%	59.2%
Policy acquisition cost ratio	21.1%	20.0%	20.4%	21.2%	23.6%	20.5%	23.9%	22.4%
Administrative expense ratio	6.1%	5.9%	8.2%	8.3%	8.5%	6.0%	8.6%	8.4%

Combined ratio	89.6%	84.2%	88.3%	84.4%	90.1%	86.9%	93.6%	90.0%

Combined ratio excluding catastrophe losses and PPD	79.3%	78.3%	82.9%	78.8%	83.0%	78.8%	82.8%	81.8%
Combined ratio - As If
Loss and loss expense ratio - As If			59.7%	54.9%	58.0%		60.4%	58.9%
Policy acquisition cost ratio - As If			19.7%	19.6%	21.1%		20.8%	20.2%
Administrative expense ratio - As If			8.2%	8.3%	8.5%		8.7%	8.5%

Combined ratio - As If			87.6%	82.8%	87.6%		89.9%	87.6%

Combined ratio excluding catastrophe losses and PPD - As If			82.1%	77.2%	80.5%		79.6%	79.6%
Catastrophe losses - pre-tax	$77	$68	$51	$22	$97	$145	$253	$326
Unfavorable (favorable) prior period development (PPD) - pre-tax	$37	$(3)	$7	$38	$(15)	$34	$(18)	$27
Loss and loss expense ratio excluding catastrophe losses and PPD	52.1%	52.4%	54.3%	49.3%	50.9%	52.2%	50.3%	51.0%
% Change versus prior year period
Net premiums written	2.0%	13.0%	344.7%	263.4%	125.1%	6.5%	209.2%	248.4%
Net premiums earned	-4.0%	6.0%	311.9%	296.3%	322.4%	0.7%	422.0%	355.5%
% Change versus prior year period - As If *
Net premiums written	2.0%	1.3%	-4.8%	-16.4%	-20.6%	1.7%	-10.5%	-10.7%
Net premiums written excluding merger-related underwriting actions (1)	8.0%	6.6%	1.8%	0.1%	-20.6%	7.4%	-10.5%	1.5%
Other ratios
Net premiums written/gross premiums written	89%	86%	85%	76%	90%	88%	90%	85%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $75 million in Q2 2017 and $126 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

NA Personal	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	YTD 2017	YTD 2016	Full Year 2016
Gross premiums written	$569	$167	$266	$1,240	$545	$736	$681	$2,187
Net premiums written	403	61	40	849	375	464	439	1,328
Net premiums earned	344	14	147	819	327	358	350	1,316
Adjusted losses and loss expenses (1)	292	(73)	(38)	680	286	219	256	898
Policy acquisition costs	27	(1)	6	48	25	26	29	83
Administrative expenses	2	(5)	(5)	1	2	(3)	(2)	(6)

Underwriting income	23	93	184	90	14	116	67	341
Net investment income	6	6	5	5	5	12	10	20
Other expense - operating	(1)	—	(1)	—	—	(1)	—	(1)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(8)	(14)	(15)	(29)

Segment income	$21	$92	$181	$88	$11	$113	$62	$331

Combined ratio
Loss and loss expense ratio	85.2%	NM	-26.0%	83.0%	87.5%	61.3%	73.3%	68.3%
Policy acquisition cost ratio	7.7%	NM	3.9%	5.9%	7.7%	7.2%	8.2%	6.3%
Administrative expense ratio	0.4%	NM	-3.3%	0.0%	0.7%	-0.8%	-0.5%	-0.5%

Combined ratio	93.3%	NM	-25.4%	88.9%	95.9%	67.7%	81.0%	74.1%

Combined ratio excluding catastrophe losses and PPD	91.1%	74.6%	-10.9%	90.1%	91.6%	88.2%	89.7%	78.9%
Catastrophe losses - pre-tax	$8	$5	$2	$1	$14	$13	$16	$19
Favorable prior period development (PPD) - pre-tax	$—	$(79)	$(20)	$(11)	$—	$(79)	$(41)	$(72)
Loss and loss expense ratio excluding catastrophe losses and PPD	83.0%	75.8%	-16.9%	84.2%	83.3%	81.7%	81.8%	72.4%
% Change versus prior year period
Net premiums written	7.7%	-4.6%	-71.6%	15.2%	-1.2%	5.9%	-6.1%	-1.3%
Net premiums earned	5.4%	-41.6%	-39.1%	10.9%	1.6%	2.3%	-9.3%	-3.6%
Other ratios
Net premiums written/gross premiums written	71%	37%	15%	68%	69%	63%	64%	61%

(1)	Includes realized gains/losses on crop derivatives.

NA Agriculture	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	YTD 2017	YTD 2016	Full Year 2016
Gross premiums written	$2,464	$2,662	$2,542	$2,383	$2,494	$5,126	$5,010	$9,935
Net premiums written	2,006	2,200	2,112	1,940	2,031	4,206	4,072	8,124
Net premiums earned	2,018	1,936	2,050	2,034	2,093	3,954	4,048	8,132
Losses and loss expenses	964	1,071	1,052	843	1,089	2,035	2,110	4,005
Policy acquisition costs (excluding amortization of acquired UPR intangible)	555	529	529	503	467	1,084	896	1,928
Amortization of acquired UPR intangible - Chubb Corp	—	—	21	43	70	—	144	208
Administrative expenses	243	245	256	261	277	488	540	1,057

Underwriting income	256	91	192	384	190	347	358	934
Net investment income	148	148	155	152	147	296	293	600
Other income (expense) - operating	3	1	(5)	6	5	4	10	11
Amortization expense of purchased intangibles	(11)	(11)	(12)	(12)	(13)	(22)	(24)	(48)

Segment income	$396	$229	$330	$530	$329	$625	$637	$1,497

Underwriting income - As If			$189	$379	$181		$340	$908
Combined ratio
Loss and loss expense ratio	47.8%	55.3%	51.3%	41.5%	52.1%	51.5%	52.1%	49.3%
Policy acquisition cost ratio	27.5%	27.3%	26.9%	26.8%	25.6%	27.4%	25.7%	26.3%
Administrative expense ratio	12.0%	12.7%	12.4%	12.9%	13.2%	12.3%	13.3%	12.9%

Combined ratio	87.3%	95.3%	90.6%	81.2%	90.9%	91.2%	91.1%	88.5%

Combined ratio excluding catastrophe losses and PPD	91.2%	92.1%	91.2%	91.1%	91.5%	91.6%	91.8%	91.5%
Combined ratio - As If
Loss and loss expense ratio - As If			51.3%	41.5%	52.1%		52.2%	49.3%
Policy acquisition cost ratio - As If			27.1%	27.0%	26.0%		26.1%	26.6%
Administrative expense ratio - As If			12.4%	12.9%	13.2%		13.4%	13.0%

Combined ratio - As If			90.8%	81.4%	91.3%		91.7%	88.9%

Combined ratio excluding catastrophe losses and PPD - As If			91.4%	91.3%	92.0%		92.3%	91.9%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$10	$50	$72	$20	$73	$60	$91	$183
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(88)	$12	$(85)	$(223)	$(85)	$(76)	$(115)	$(423)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.6%	52.1%	51.9%	51.4%	52.7%	51.9%	52.8%	52.2%
% Change versus prior year period
Net premiums written	-1.2%	7.8%	33.2%	22.5%	21.6%	3.3%	17.6%	22.5%
Net premiums earned	-3.6%	-0.9%	30.2%	26.0%	27.3%	-2.3%	23.4%	25.7%
Net premiums written constant $	0.3%	9.4%	34.7%	25.8%	26.7%	4.9%	26.4%	28.3%
Net premiums earned constant $	-2.3%	-0.3%	31.4%	29.0%	32.4%	-1.3%	31.9%	31.0%
% Change versus prior year period - As If *
Net premiums written	-1.2%	-2.5%	1.6%	-5.7%	-5.0%	-1.9%	-7.1%	-4.7%
Net premiums written constant $	0.3%	-1.2%	4.0%	-1.7%	0.5%	-0.5%	1.1%	1.2%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	2.3%	4.2%	6.5%	0.7%	1.4%	3.2%	1.7%	2.6%
Other ratios
Net premiums written/gross premiums written	81%	83%	83%	81%	81%	82%	81%	82%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $39 million in Q2 2017 and $81 million for YTD 2017, and by accounting policy alignment of $73 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance - Production by Region

	2Q-17	2Q-16	% Change	Constant $ 2Q-16 (1)	C$ % Change ex Merger Actions (2)	YTD-17	YTD-16	% Change	Constant $ As If YTD-16 (1)	C$ % Change As If ex Merger Actions & Acct Policy (2)
Gross premiums written
Europe	$1,006	$1,084	-7.2%	$1,030	-0.9%	$2,323	$2,287	1.6%	$2,365	0.1%
Latin America	632	607	4.1%	631	6.6%	1,239	1,198	3.4%	1,255	4.5%
Asia	754	718	5.0%	716	3.3%	1,408	1,352	4.1%	1,389	4.0%
Other (3)	72	85	-15.3%	84	-14.3%	156	173	-9.8%	171	-8.8%

Total	$2,464	$2,494	-1.2%	$2,461	1.6%	$5,126	$5,010	2.3%	$5,180	1.8%

Net premiums written
Europe	$726	$807	-10.0%	$763	-2.9%	$1,756	$1,706	2.9%	$1,791	0.5%
Latin America	508	483	5.2%	502	9.4%	1,005	965	4.1%	1,006	7.2%
Asia	673	641	5.0%	639	3.4%	1,250	1,211	3.2%	1,244	4.0%
Other (3)	99	100	-1.0%	95	4.2%	195	190	2.6%	184	6.0%

Total	$2,006	$2,031	-1.2%	$1,999	2.3%	$4,206	$4,072	3.3%	$4,225	3.2%

(1)	Prior periods on a constant dollar basis
(2)	Gross premiums written and net premiums written premiums were adversely impacted by merger-related underwriting actions of $37 million and $39 million, respectively, in Q2 2017, and by $74 million and $81 million, respectively, for YTD 2017. Additionally, accounting policy alignment adversely impacted YTD 2017 gross premiums written and net premiums written by $73 million each.
(3)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. – Region	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	YTD 2017	YTD 2016	Full Year 2016
Gross premiums written	$228	$212	$115	$143	$268	$440	$481	$739
Net premiums written	190	199	114	131	230	389	431	676
Net premiums earned	168	189	167	156	185	357	387	710
Losses and loss expenses	46	94	100	49	87	140	176	325
Policy acquisition costs	43	51	45	42	47	94	100	187
Administrative expenses	12	10	12	12	14	22	28	52

Underwriting income (1)	67	34	10	53	37	101	83	146
Net investment income	65	62	64	67	65	127	132	263
Other income (expense) - operating	(1)	—	1	—	2	(1)	3	4

Segment income	$131	$96	$75	$120	$104	$227	$218	$413

Combined ratio
Loss and loss expense ratio	27.8%	49.6%	59.7%	31.3%	46.9%	39.3%	45.5%	45.7%
Policy acquisition cost ratio	25.7%	26.8%	26.6%	27.1%	25.5%	26.3%	25.9%	26.3%
Administrative expense ratio	6.7%	5.7%	7.7%	7.9%	7.4%	6.2%	7.1%	7.5%

Combined ratio (1)	60.2%	82.1%	94.0%	66.3%	79.8%	71.8%	78.5%	79.5%

Combined ratio excluding catastrophe losses and PPD (1)	77.0%	77.0%	78.8%	78.1%	78.9%	77.0%	78.7%	78.6%
Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$1	$—	$6	$—	$6	$7
Catastrophe losses - pre-tax	$3	$—	$27	$11	$52	$3	$53	$91
Unfavorable (favorable) prior period development (PPD) - pre-tax (2)	$(31)	$8	$—	$(28)	$(47)	$(23)	$(50)	$(78)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.4%	43.2%	44.2%	44.2%	46.0%	43.8%	45.8%	45.0%
% Change versus prior year period
Net premiums written as reported	-17.7%	-0.9%	4.0%	-29.4%	-11.9%	-9.9%	-19.3%	-18.4%
Net premiums earned as reported	-9.6%	-6.4%	-16.9%	-23.5%	-15.7%	-7.9%	-13.2%	-16.5%
Net premiums written constant $	-16.5%	0.2%	6.5%	-28.1%	-11.6%	-8.7%	-18.2%	-17.1%
Net premiums earned constant $	-8.1%	-5.5%	-15.6%	-22.2%	-15.0%	-6.7%	-12.1%	-15.3%
% Change versus prior year period - As If *
Net premiums written	-17.7%	-9.8%	3.0%	-29.8%	-13.3%	-13.8%	-19.5%	-18.8%
Net premiums written constant $	-16.5%	-8.9%	5.5%	-28.5%	-13.0%	-12.7%	-18.4%	-17.5%
Net premiums written constant $ excluding merger-related underwriting actions (3)	-16.5%	-4.3%	5.5%	-25.0%	-9.2%	-10.5%	-16.6%	-15.6%
Other ratios
Net premiums written/gross premiums written	83%	94%	99%	91%	86%	88%	90%	91%

(1)	Underwriting income, Combined ratio, and Combined ratio excluding catastrophe losses and PPD on an “As If” basis are the same as those presented above.
(2)	For YTD 2017, unfavorable prior period development is net of $7 million of net earned premium adjustments.
(3)	Net premiums written were adversely impacted by merger-related underwriting actions of $10 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Global Reinsurance	Page 17

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	YTD 2017	YTD 2016	Full Year 2016
Gross premiums written	$557	$550	$577	$562	$557	$1,107	$1,103	$2,242
Net premiums written	523	524	549	532	527	1,047	1,043	2,124
Net premiums earned	515	506	534	512	512	1,021	1,009	2,055
Losses and loss expenses	182	193	165	174	147	375	324	663
Policy benefits (1)	163	168	161	155	146	331	272	588
(Gains) losses from fair value changes in separate account assets (1)	(16)	(30)	11	(22)	(3)	(46)	—	(11)
Policy acquisition costs	130	114	123	127	137	244	259	509
Administrative expenses	77	72	81	77	77	149	149	307
Net investment income	77	75	76	71	69	152	136	283

Life Insurance underwriting income (2) (3)	56	64	69	72	77	120	141	282
Other expense - operating	(4)	(1)	(8)	(2)	(3)	(5)	(6)	(16)
Amortization expense of purchased intangibles	—	(1)	(1)	(1)	—	(1)	(1)	(3)

Segment income	$52	$62	$60	$69	$74	$114	$134	$263

% Change versus prior year period
Net premiums written	-0.7%	1.6%	6.5%	8.1%	5.5%	0.4%	5.3%	6.3%
Net premiums earned	0.8%	1.6%	5.7%	6.7%	5.1%	1.2%	5.0%	5.6%
Net premiums written constant $	-1.0%	0.9%	6.9%	9.1%	8.2%	-0.1%	9.1%	8.5%
Net premiums earned constant $	0.5%	0.7%	6.0%	7.6%	7.8%	0.6%	8.8%	7.8%
% Change versus prior year period - As If *
Net premiums written	-0.7%	1.3%	2.1%	3.4%	0.7%	0.3%	0.0%	1.6%
Net premiums written constant $	-1.0%	0.6%	2.4%	4.3%	3.5%	-0.2%	4.0%	3.7%
Net premiums written constant $ excluding merger-related underwriting actions (4)	0.5%	3.7%				2.1%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Life Insurance underwriting Income on an “As If” basis is the same as reported Life Insurance underwriting income shown above.
(4)	Net premiums written were adversely impacted by merger-related underwriting actions of $8 million in Q2 2017 and $24 million for YTD 2017.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	2Q-17	Constant $ 2Q-16 (6)	Constant $ % Change 2Q-17 vs. 2Q-16 (6)	YTD-17	Constant $ YTD-16 (6)	Constant $ % Change YTD-17 vs. YTD-16 (6)
International life insurance net premiums written	$199	$207	-3.5%	$397	$410	-3.2%
International life insurance deposits (5)	316	270	16.8%	626	488	28.3%

Total international life insurance net premiums written and deposits	$515	$477	8.0%	$1,023	$898	13.9%

(5)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(6)	Prior periods on a constant dollar basis.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Life Insurance	Page 18

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	YTD 2017	YTD 2016	Full Year 2016
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Adjusted losses and loss expenses (1)	45	11	105	63	15	56	24	192
Policy acquisition costs	—	—	—	—	—	—	—	—
Adjusted administrative expenses (1)	65	58	81	57	62	123	135	273

Underwriting loss	(110)	(69)	(186)	(120)	(77)	(179)	(159)	(465)
Adjusted net investment income	13	12	4	5	7	25	16	25
Other expense - operating	(14)	(7)	(4)	(2)	(2)	(21)	(4)	(10)
Adjusted interest expense (1)	(160)	(166)	(167)	(164)	(166)	(326)	(315)	(646)
Amortization (expense) benefit of purchased intangibles (2)	(42)	(42)	20	20	20	(84)	40	80
Pension curtailment benefit (1)	—	—	113	—	—	—	—	113
Income tax expense	(223)	(191)	(272)	(306)	(212)	(414)	(413)	(991)

Operating loss	(536)	(463)	(492)	(567)	(430)	(999)	(835)	(1,894)
Chubb integration and related expenses, net of tax	(50)	(74)	(94)	(85)	(71)	(124)	(177)	(356)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(52)	(55)	(66)	(53)	(66)	(107)	(125)	(244)
Adjusted net realized gains (losses), net of tax (3)	227	47	487	142	(195)	274	(610)	19

Net loss	$(411)	$(545)	$(165)	$(563)	$(762)	$(956)	$(1,747)	$(2,475)

Unfavorable prior period development (PPD) - pre-tax	$43	$10	$105	$62	$14	$53	$22	$189
Underwriting loss - As If			$(186)	$(120)	$(77)		$(162)	$(468)

(1)	See non-GAAP financial measures.
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 19

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Losses and loss expenses incurred	5,335	1,066	4,269
Losses and loss expenses paid	(4,612)	(782)	(3,830)	90%
Other (incl. foreign exch. revaluation)	(195)	(4)	(191)

Balance at September 30, 2016	$61,347	$12,676	$48,671
Losses and loss expenses incurred	4,960	1,105	3,855
Losses and loss expenses paid	(5,425)	(1,045)	(4,380)	114%
Other (incl. foreign exch. revaluation)	(342)	(28)	(314)

Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Add net recoverable on paid losses	—	873	(873)

Balance including net recoverable on paid losses	$60,394	$13,358	$47,036

Loss Reserve Rollforward	Page 20

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division
	June 30	March 31	December 31
	2017	2017	2016
Reinsurance recoverable on paid losses and loss expenses
Active operations	$690	$793	$686
Brandywine and Other Run-off	275	256	274

Total	$965	$1,049	$960

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$11,536	$11,799	$11,632
Brandywine and Other Run-off	1,192	1,255	1,285

Total	$12,728	$13,054	$12,917

Gross reinsurance recoverable
Active operations	$12,226	$12,592	$12,318
Brandywine and Other Run-off	1,467	1,511	1,559

Total	$13,693	$14,103	$13,877

Provision for uncollectible reinsurance (1)
Active operations	$(192)	$(191)	$(159)
Brandywine and Other Run-off	(143)	(143)	(141)

Total	$(335)	$(334)	$(300)

Net reinsurance recoverable
Active operations	$12,034	$12,401	$12,159
Brandywine and Other Run-off	1,324	1,368	1,418

Total	$13,358	$13,769	$13,577

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.4 billion.

Reinsurance Recoverable	Page 21

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30		March 31		December 31
	2017		2017		2016
Market Value
Fixed maturities available for sale	$81,645		$80,806		$80,115
Fixed maturities held to maturity	10,560		10,604		10,670
Short-term investments	2,651		2,780		3,002

Total fixed maturities	$94,856		$94,190		$93,787

Asset Allocation by Market Value
Treasury	$3,117	3%	$2,843	3%	$2,832	3%
Agency	632	1%	664	1%	699	1%
Corporate and asset-backed	28,064	30%	27,582	30%	26,944	29%
Mortgage-backed	15,777	17%	15,500	16%	15,435	16%
Municipal	22,263	23%	22,803	24%	22,768	24%
Non-U.S.	22,352	23%	22,018	23%	22,107	24%
Short-term investments	2,651	3%	2,780	3%	3,002	3%

Total fixed maturities	$94,856	100%	$94,190	100%	$93,787	100%

Credit Quality by Market Value
AAA	$15,411	16%	$15,523	16%	$15,746	17%
AA	36,107	38%	35,866	39%	36,235	39%
A	18,011	19%	17,700	19%	17,519	19%
BBB	12,513	13%	12,524	13%	12,237	13%
BB	7,151	8%	7,203	8%	6,993	7%
B	5,390	6%	5,087	5%	4,814	5%
Other	273	0%	287	0%	243	0%

Total fixed maturities	$94,856	100%	$94,190	100%	$93,787	100%

Cost/Amortized Cost
Fixed maturities available for sale	$80,363		$79,957		$79,536
Fixed maturities held to maturity	10,371		10,519		10,644
Short-term investments	2,651		2,780		3,002

Subtotal fixed maturities	93,385		93,256		93,182
Equity securities	697		699		706
Other investments	4,410		4,271		4,270

Total investment portfolio	$98,492		$98,226		$98,158

Avg. duration of fixed maturities	4.2 years		4.2 years		4.2 years
Avg. market yield of fixed maturities	2.7%		2.8%		2.8%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investments	Page 22

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2017
Agency residential mortgage-backed (RMBS)	$—	$12,765	$—	$—	$—	$12,765
Non-agency RMBS	1	5	60	3	28	97
Commercial mortgage-backed	2,902	13	—	—	—	2,915

Total mortgage-backed securities at market value	$2,903	$12,783	$60	$3	$28	$15,777

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2017

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$904	$78	$—	$—	$982
Banks	—	22	1,728	1,799	3,549
Basic Materials	—	—	103	222	325
Communications	—	165	276	1,261	1,702
Consumer, Cyclical	—	224	604	690	1,518
Consumer, Non-Cyclical	112	521	1,815	1,228	3,676
Diversified Financial Services	27	15	507	202	751
Energy	—	57	81	612	750
Industrial	—	324	530	540	1,394
Utilities	—	7	1,105	446	1,558
All Others	164	442	1,010	662	2,278

Total	$1,207	$1,855	$7,759	$7,662	$18,483

Market Value at June 30, 2017

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$3	$2	$10	$15
Banks	23	—	—	23
Basic Materials	236	208	3	447
Communications	890	706	4	1,600
Consumer, Cyclical	1,145	663	55	1,863
Consumer, Non-Cyclical	885	1,221	34	2,140
Diversified Financial Services	152	129	1	282
Energy	359	246	12	617
Industrial	456	553	29	1,038
Utilities	266	94	12	372
All Others	577	586	21	1,184

Total	$4,992	$4,408	$181	$9,581

Investments 2	Page 23

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2017

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,406	$—	$—	$—	$1,406
Republic of Korea	—	1,058	—	—	—	1,058
Canada	869	—	—	—	—	869
Federative Republic of Brazil	—	—	—	—	798	798
Province of Ontario	—	9	620	—	—	629
United Mexican States	—	—	400	106	—	506
Province of Quebec	—	499	—	—	—	499
Kingdom of Thailand	—	—	482	—	—	482
Germany	389	—	—	—	—	389
Australia	348	3	—	—	—	351
Other Non-U.S. Government Securities	927	1,452	651	522	677	4,229

Total	$2,533	$4,427	$2,153	$628	$1,475	$11,216

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$129	$75	$670	$920	$276	$2,070
Canada	91	180	360	464	278	1,373
United States (1)	2	86	150	335	333	906
France	9	31	511	254	32	837
Netherlands	78	11	382	200	43	714
Australia	84	138	336	133	22	713
Germany	184	47	119	248	23	621
Japan	—	31	304	10	3	348
Switzerland	34	20	122	138	21	335
China	—	108	134	36	7	285
Other Non-U.S. Corporate Securities	416	373	844	799	502	2,934

Total	$1,027	$1,100	$3,932	$3,537	$1,540	$11,136

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 24

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2017	Market Value	Rating
1	Wells Fargo & Co	$588	A
2	JP Morgan Chase & Co	533	A-
3	Goldman Sachs Group Inc	464	BBB+
4	Anheuser-Busch InBev NV	433	A-
5	General Electric Co	394	AA-
6	Morgan Stanley	363	BBB+
7	Verizon Communications Inc	356	BBB+
8	Bank of America Corp	349	BBB+
9	AT&T Inc	345	BBB+
10	HSBC Holdings Plc	318	A

Investments 4	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$23	$(8)	$15	$423	$(141)	$282	$446	$(149)	$297
Fixed income derivatives	(16)	2	(14)	—	—	—	(16)	2	(14)
Public equity	2	(1)	1	15	(4)	11	17	(5)	12
Private equity	145	(9)	136	(4)	(3)	(7)	141	(12)	129

Total investment portfolio (1)	154	(16)	138	434	(148)	286	588	(164)	424
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	80	—	80	—	—	—	80	—	80
Foreign exchange	14	(3)	11	102	(4)	98	116	(7)	109
Partially-owned entities (3)	(2)	—	(2)	—	—	—	(2)	—	(2)
Other (4)	—	—	—	(35)	21	(14)	(35)	21	(14)

Net gains (losses)	$246	$(19)	$227	$501	$(131)	$370	$747	$(150)	$597

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) include $4 million for fixed maturities, $3 million for public equity and $1 million for private equity.
(2)	The quarter includes $38 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized losses are primarily related to the company’s post-retirement programs.

	Three months ended June 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$7	$(8)	$(1)	$954	$(234)	$720	$961	$(242)	$719
Fixed income derivatives	(47)	7	(40)	—	—	—	(47)	7	(40)
Public equity	(5)	2	(3)	33	(10)	23	28	(8)	20
Private equity	33	(5)	28	(42)	5	(37)	(9)	—	(9)

Total investment portfolio (5)	(12)	(4)	(16)	945	(239)	706	933	(243)	690
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(159)	—	(159)	—	—	—	(159)	—	(159)
Foreign exchange	(22)	4	(18)	81	24	105	59	28	87
Partially-owned entities (7)	(2)	1	(1)	—	—	—	(2)	1	(1)
Other	(1)	—	(1)	1	2	3	—	2	2

Net gains (losses)	$(196)	$1	$(195)	$1,027	$(213)	$814	$831	$(212)	$619

(5)	Other-than-temporary impairments for the quarter in realized gains (losses) include $11 million for fixed maturities and $5 million for public equity.
(6)	The quarter includes $28 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 26

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$11	$(2)	$9	$679	$(236)	$443	$690	$(238)	$452
Fixed income derivatives	(10)	8	(2)	—	—	—	(10)	8	(2)
Public equity	6	(1)	5	43	(14)	29	49	(15)	34
Private equity	195	(27)	168	27	(6)	21	222	(33)	189

Total investment portfolio (1)	202	(22)	180	749	(256)	493	951	(278)	673
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	99	—	99	—	—	—	99	—	99
Foreign exchange	(5)	3	(2)	236	(7)	229	231	(4)	227
Partially-owned entities (3)	(8)	2	(6)	—	—	—	(8)	2	(6)
Other (4)	3	—	3	(55)	17	(38)	(52)	17	(35)

Net gains (losses)	$291	$(17)	$274	$930	$(246)	$684	$1,221	$(263)	$958

(1)	Year to date other-than-temporary impairments in realized gains (losses) include $10 million for fixed maturities, $8 million for public equity and $9 million for private equity.
(2)	Year to date includes $112 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized losses are primarily related to the company’s post-retirement programs.

	Six months ended June 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(183)	$6	$(177)	$2,042	$(466)	$1,576	$1,859	$(460)	$1,399
Fixed income derivatives	(86)	12	(74)	—	—	—	(86)	12	(74)
Public equity	33	(11)	22	29	(9)	20	62	(20)	42
Private equity	14	3	17	(69)	3	(66)	(55)	6	(49)

Total investment portfolio (5)	(222)	10	(212)	2,002	(472)	1,530	1,780	(462)	1,318
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(402)	—	(402)	—	—	—	(402)	—	(402)
Foreign exchange	17	(6)	11	393	(11)	382	410	(17)	393
Partially-owned entities (7)	(5)	1	(4)	—	—	—	(5)	1	(4)
Other	(3)	—	(3)	3	1	4	—	1	1

Net gains (losses)	$(615)	$5	$(610)	$2,398	$(482)	$1,916	$1,783	$(477)	$1,306

(5)	Year to date other-than-temporary impairments in realized gains (losses) include $70 million for fixed maturities, $6 million for public equity and $3 million for private equity.
(6)	Year to date includes $43 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 27

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

				Legacy ACE
	June 30	March 31	December 31	December 31
	2017	2017	2016	2015
Financial Debt:
Total short-term debt	$922	$300	$500	$—
Total long-term debt (1)	11,667	12,300	12,610	9,389

Total financial debt	$12,589	$12,600	$13,110	$9,389
Hybrid debt:
Total trust preferred securities	308	308	308	307

Total	$12,897	$12,908	$13,418	$9,696

Capitalization:
Shareholders’ equity	$50,349	$49,224	$48,275	$29,135
Hybrid debt	308	308	308	307
Financial debt	12,589	12,600	13,110	9,389

Total capitalization	$63,246	$62,132	$61,693	$38,831

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.8%
Financial debt	19.9%	20.3%	21.3%	24.2%

Total hybrid & financial debt	20.4%	20.8%	21.8%	25.0%

Note: As of June 30, 2017, there was $0.4 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 28

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2017	2016	2017	2016
Numerator
Operating income to common shares	$1,180	$1,058	$2,355	$2,077
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(72)	(95)	(151)	(178)
Tax benefit on amortization adjustment	20	29	44	53
Chubb integration and related expenses, pre-tax	(72)	(98)	(183)	(253)
Tax benefit on Chubb integration and related expenses	22	27	59	76
Adjusted net realized gains (losses), pre-tax	246	(196)	291	(615)
Tax (expense) benefit on adjusted net realized gains (losses)	(19)	1	(17)	5

Net income	$1,305	$726	$2,398	$1,165

Rollforward of Common Shares Outstanding
Shares - beginning of period	467,223,019	464,283,520	465,968,716	324,563,441
Share issuance for Chubb Acquisition	—	—	—	136,950,381
Repurchase of shares	(2,381,566)	—	(3,417,630)	—
Shares issued, excluding option exercises	107,167	297,586	1,791,540	2,469,747
Issued for option exercises	426,521	431,874	1,032,515	1,029,411

Shares - end of period	465,375,141	465,012,980	465,375,141	465,012,980

Denominator
Weighted average shares outstanding (2)	467,981,077	467,701,328	468,244,458	457,102,802
Effect of other dilutive securities	3,872,860	3,455,969	3,900,678	3,379,559

Adj. wtd. avg. shares outstanding and assumed conversions	471,853,937	471,157,297	472,145,136	460,482,361

Basic earnings per share
Operating income	$2.52	$2.26	$5.03	$4.54
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	(0.14)	(0.23)	(0.27)
Chubb integration and related expenses, net of tax	(0.11)	(0.15)	(0.26)	(0.39)
Adjusted net realized gains (losses), net of tax	0.49	(0.42)	0.58	(1.33)

Net income	$2.79	$1.55	$5.12	$2.55

Diluted earnings per share
Operating income	$2.50	$2.25	$4.99	$4.51
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	(0.14)	(0.23)	(0.27)
Chubb integration and related expenses, net of tax	(0.10)	(0.15)	(0.26)	(0.38)
Adjusted net realized gains (losses), net of tax	0.48	(0.42)	0.58	(1.33)

Net income	$2.77	$1.54	$5.08	$2.53

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 29

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2017	2017	2016	2016
Shareholders’ equity	$50,349	$49,224	$48,275	$47,226
Less: goodwill and other intangible assets, net of tax	19,994	20,013	20,019	20,656

Numerator for tangible book value per share	$30,355	$29,211	$28,256	$26,570

Book value - % change over prior quarter	2.3%	2.0%	-0.2%	2.9%
Tangible book value - % change over prior quarter	3.9%	3.4%	0.8%	6.3%
Denominator	465,375,141	467,223,019	465,968,716	465,012,980

Book value per common share	$108.19	$105.35	$103.60	$101.56
Tangible book value per common share	$65.23	$62.52	$60.64	$57.14
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$49,224	$48,275	$48,372	$45,897
Operating income	1,180	1,175	1,283	1,058
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(52)	(55)	(66)	(66)
Chubb integration and related expenses, net of tax	(50)	(74)	(94)	(71)
Adjusted net realized gains (losses), net of tax (2)	227	47	487	(195)
Net unrealized gains (losses) on the investment portfolio	286	207	(1,487)	706
Repurchase of shares	(335)	(140)	—	—
Dividend declared on common shares	(332)	(324)	(324)	(323)
Cumulative translation	98	131	(375)	105
Postretirement benefit liability	(14)	(24)	353	3
Other (3)	117	6	126	112

	$50,349	$49,224	$48,275	$47,226

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 30

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses and adjusted administrative expenses are non-GAAP financial measures that exclude the one-time curtailment benefit related to the harmonization of the company’s U.S. pension plans. During the fourth quarter of 2016, the company harmonized and amended several U.S. retirement programs to create a unified retirement savings program which resulted in the one-time pension curtailment benefit. The portion of the benefit related to claims staff is excluded from adjusted losses and loss expenses with the remainder excluded from adjusted administrative expenses. We believe that excluding the impact of the one-time pension curtailment benefit provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item. Adjusted losses and loss expenses also includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and adjusted administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and adjusted administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on page 34.

P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) and the P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD are non-GAAP financial measures. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and adjusted administrative expenses. The denominator for both ratios includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our P&C expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment of acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the interest expense on the $5.3 billion senior notes issued in November 2015 until the closing of the Chubb Corp acquisition on January 14, 2016. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Operating income is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration and related expenses due to the size and complexity of this acquisition. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on net realized gains (losses) included in other income (expense) related to partially owned entities, tax on Chubb integration and related expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator excludes these same items, before tax. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 30. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

2016 “As If” company measures presented throughout this section are prepared inclusive of the first 14 days of January 2016 prior to the acquisition close and exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs as a result of purchase accounting in order to present the underlying profitability of our insurance business. We believe these non-GAAP measures provide visibility into our results and trends in our business by allowing for a better assessment and comparability to our historical results. These measures are consistent with how management evaluates results.

Net premiums written excluding merger-related underwriting actions is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related underwriting actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We also exclude a merger-related accounting policy alignment adjustment. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 31

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Net income, as reported	$1,305	$1,093	$1,610	$1,360	$726	$2,398	$1,165	$4,135
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(72)	(79)	(88)	(79)	(95)	(151)	(178)	(345)
Tax benefit on amortization adjustment	20	24	22	26	29	44	53	101
Chubb integration and related expenses, pre tax	(72)	(111)	(131)	(115)	(98)	(183)	(253)	(499)
Tax benefit on Chubb integration and related expenses	22	37	37	30	27	59	76	143
Adjusted net realized gains (losses)	103	(7)	371	97	(214)	96	(608)	(140)
Net realized gains (losses) related to unconsolidated entities (2)	143	52	162	72	18	195	(7)	227
Tax (expense) benefit on adjusted net realized gains (losses)	(19)	2	(46)	(27)	1	(17)	5	(68)

Operating income	$1,180	$1,175	$1,283	$1,356	$1,058	$2,355	$2,077	$4,716

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of Net Income to P&C and Global P&C Underwriting Income:

						YTD	YTD	Full Year
	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Net Income	$1,305	$1,093	$1,610	$1,360	$726	$2,398	$1,165	$4,135
Income tax expense	200	128	259	277	155	328	279	815
Net realized (gains) losses related to unconsolidated entities	(143)	(52)	(162)	(72)	(18)	(195)	7	(227)
Adjusted realized (gains) losses	(103)	7	(371)	(97)	214	(96)	608	140
Amortization of fair value adjustment of acquired invested assets and long-term debt	72	79	88	79	95	151	178	345
Chubb integration and related expenses	72	111	131	115	98	183	253	499
Adjusted interest expense	160	166	167	164	166	326	315	646
Pension curtailment benefit	—	—	(113)	—	—	—	—	(113)

Consolidated segment income	1,563	1,532	1,609	1,826	1,436	3,095	2,805	6,240
Less: Life Insurance segment income	52	62	60	69	74	114	134	263

P&C segment income	1,511	1,470	1,549	1,757	1,362	2,981	2,671	5,977
Less: amortization expense of purchased intangibles (excluding Life Insurance)	65	63	2	3	5	128	11	16
Less: other (income) expense - operating (excluding Life Insurance)	10	11	13	1	(11)	21	(14)	—
Less: adjusted net investment income (excluding Life Insurance)	(778)	(761)	(769)	(759)	(747)	(1,539)	(1,447)	(2,975)

P&C Underwriting income (Including Corporate and excluding Life Insurance)	808	783	795	1,002	609	1,591	1,221	3,018
Less: Agricultural Insurance Underwriting income	23	93	184	90	14	116	67	341

Global P&C Underwriting income (Including Corporate and excluding Agriculture)	$785	$690	$611	$912	$595	$1,475	$1,154	$2,677

Reconciliation Non-GAAP 2	Page 32

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to The Chubb Corp acquisition on January 14, 2016. Operating ROE is a useful measures as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

			YTD	YTD	Full Year
	2Q-17	2Q-16	2017	2016	2016
Net income	$1,305	$726	$2,398	$1,165	$4,135
Operating income	$1,180	$1,058	$2,355	$2,077	$4,716
Equity - beginning of period, as reported	$49,224	$45,897	$48,275	$29,135	$29,135
Add: weighted average impact of equity issuance	—	—	—	14,333	14,931
Less: unrealized gains (losses) on investments, net of deferred tax	1,265	1,698	1,058	874	874

Equity - beginning of period, as adjusted	$47,959	$44,199	$47,217	$42,594	$43,192

Equity - end of period, as reported	$50,349	$47,226	$50,349	$47,226	$48,275
Less: weighted average impact of equity issuance	—	—	—	1,194	596
Less: unrealized gains (losses) on investments, net of deferred tax	1,551	2,404	1,551	2,404	1,058

Equity - end of period, as adjusted	$48,798	$44,822	$48,798	$43,628	$46,621

Weighted average equity, as reported	$49,787	$46,562	$49,312	$44,750	$45,873
Weighted average equity, as adjusted	$48,379	$44,511	$48,008	$43,111	$44,907
Operating ROE	9.8%	9.5%	9.8%	9.8%	10.5%
ROE	10.5%	6.2%	9.7%	5.3%	9.0%

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Tax expense, as reported	$200	$128	$259	$277	$155	$328	$279	$815
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(20)	(24)	(22)	(26)	(29)	(44)	(53)	(101)
Tax benefit on Chubb integration and related expenses	(22)	(37)	(37)	(30)	(27)	(59)	(76)	(143)
Tax expense (benefit) on adjusted net realized gains (losses)	19	(2)	46	27	(1)	17	(5)	68

Tax expense, adjusted	$223	$191	$272	$306	$212	$414	$413	$991

Income before tax, as reported	$1,505	$1,221	$1,869	$1,637	$881	$2,726	$1,444	$4,950
Less: amortization of fair value of acquired invested assets and debt (1)	(72)	(79)	(88)	(79)	(95)	(151)	(178)	(345)
Less: Chubb integration and related expenses	(72)	(111)	(131)	(115)	(98)	(183)	(253)	(499)
Less: adjusted realized gains (losses)	103	(7)	371	97	(214)	96	(608)	(140)
Less: realized gains (losses) related to unconsolidated entities	143	52	162	72	18	195	(7)	227

Operating income before tax	$1,403	$1,366	$1,555	$1,662	$1,270	$2,769	$2,490	$5,707

Effective tax rate	13.3%	10.5%	13.8%	17.0%	17.6%	12.0%	19.3%	16.5%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.6%	1.0%	0.5%	0.7%	1.1%	0.8%	1.0%	0.8%
Adjustment for tax impact of Chubb integration and related expenses	0.8%	1.7%	1.0%	0.6%	0.9%	1.2%	1.5%	1.1%
Adjustment for tax impact of adjusted net realized gains (losses)	1.3%	0.8%	2.3%	0.1%	-2.9%	1.0%	-5.2%	-1.0%

Operating effective tax rate	16.0%	14.0%	17.6%	18.4%	16.7%	15.0%	16.6%	17.4%

(1)	Related to the acquisition of The Chubb Corporation

Reconciliation Non-GAAP 3	Page 33

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes all internal and external costs directly related to the integration activities of The Chubb Corp acquisition, consisting primarily of personnel-related expenses, including severance and employee retention and relocation; consulting fees; and advisor fees. Chubb integration and related expenses also include interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to The Chubb Corp acquisition from operating income due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within operating income. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

						YTD	YTD	Full Year
	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Chubb integration expenses, net of tax	$50	$74	$94	$85	$71	$124	$173	$352
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	—	—	—	—	—	4	4

Chubb integration and related expenses, net of tax	50	74	94	85	71	124	177	356
Tax benefit	22	37	37	30	27	59	76	143

Chubb integration and related expenses, pre-tax	$72	$111	$131	$115	$98	$183	$253	$499

P&C combined ratio

The following table presents the reconciliation of combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations. The P&C combined ratio also excludes the one-time pension curtailment benefit of $113 million recognized in the fourth quarter of 2016. We believe that excluding the impact of the one-time pension curtailment provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item.

						YTD	YTD	Full Year
	2Q-17	1Q-17	4Q-16	3Q-16	2Q-16	2017	2016	2016
Combined ratio	88.0%	87.5%	86.0%	86.0%	91.2%	87.8%	90.6%	88.3%
Less: impact of pension curtailment benefit	0.0%	0.0%	1.7%	0.0%	0.0%	0.0%	0.0%	0.4%
Add: impact of gains and losses on crop derivatives	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%

P&C combined ratio	88.0%	87.5%	87.8%	86.0%	91.2%	87.8%	90.6%	88.7%

Reconciliation Non-GAAP 4	Page 34

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for YTD 2016:

YTD
Numerator	2016
Operating income as reported	$2,077
Add: 14-day stub period income
Underwriting income	44
Net investment income	45
Interest expense	(9)
Income tax expense	(20)

Total 14-day stub period income	60

As If operating income, including 14 day stub period	$2,137

Net income as reported	$1,165
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$1,225

YTD
Denominator	2016
Weighted average shares outstanding and assumed conversions	460,482,361
Impact of shares issued in connection with Chubb Corp acquisition	10,116,378
As If adjusted weighted average shares outstanding	470,598,739
Diluted earnings per share, including 14 day stub period
Operating income per share	$4.54
Net income per share	$2.60

Reconciliation Non-GAAP 5	Page 35

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following tables presents the reconciliation of reported underwriting income (loss) for each segment to underwriting income (loss) on an “As If” basis.

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Q2 2016
Underwriting income (loss)	$333	$112	$14	$190	$37	$(77)	$609	$8	$617
Less: amortization of acquired UPR intangible - Chubb Corp	290	165	—	70	—	—	525	—	525
Add: elimination of DAC benefit - Chubb Corp	(244)	(136)	—	(79)	—	—	(459)	—	(459)

Underwriting income (loss) - As If	$379	$141	$14	$181	$37	$(77)	$675	$8	$683

Q3 2016
Underwriting income (loss)	$426	$169	$90	$384	$53	$(120)	$1,002	$1	$1,003
Less: amortization of acquired UPR intangible - Chubb Corp	176	101	—	43	—	—	320	—	320
Add: elimination of DAC benefit - Chubb Corp	(150)	(83)	—	(48)	—	—	(281)	—	(281)

Underwriting income (loss) - As If	$452	$187	$90	$379	$53	$(120)	$1,041	$1	$1,042

Q4 2016
Underwriting income (loss)	$470	$125	$184	$192	$10	$(186)	$795	$(7)	$788
Less: amortization of acquired UPR intangible - Chubb Corp	78	45	—	21	—	—	144	—	144
Add: elimination of DAC benefit - Chubb Corp	(66)	(37)	—	(24)	—	—	(127)	—	(127)

Underwriting income (loss) - As If	$482	$133	$184	$189	$10	$(186)	$812	$(7)	$805

YTD 2016
Underwriting income (loss)	$734	$138	$67	$358	$83	$(159)	$1,221	$5	$1,226
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	605	346	—	144	—	—	1,095	—	1,095
Add: elimination of DAC benefit - Chubb Corp	(513)	(286)	—	(166)	—	—	(965)	—	(965)

Underwriting income (loss) - As If	$839	$228	$67	$340	$83	$(162)	$1,395	$5	$1,400

Full Year 2016
Underwriting income (loss)	$1,630	$432	$341	$934	$146	$(465)	$3,018	$(1)	$3,017
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	859	492	—	208	—	—	1,559	—	1,559
Add: elimination of DAC benefit - Chubb Corp	(729)	(406)	—	(238)	—	—	(1,373)	—	(1,373)

Underwriting income (loss) - As If	$1,773	$548	$341	$908	$146	$(468)	$3,248	$(1)	$3,247

Reconciliation Non-GAAP 6	Page 36

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding both the life business and the one-time pension curtailment benefit in Q4 2016 and including realized gains and losses on crop derivatives.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration and related expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration and related expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 37